                                                                     Exhibit 4.1

COUNTERSIGNED AND REGISTERED:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                          TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

     NUMBER                                                      SHARES
SMDI-                              STANFORD
                                 MICRODEVICES
This Certificate is Transferable                            CUSIP 854399 10 2
in the Cities of Ridgefield Park,                        SEE REVERSE FOR CERTAIN
N.J. or New York, N.Y.                                         DEFINITIONS


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        THIS CERTIFIES THAT





        is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE
                                 PER SHARE, OF

                           STANFORD MICRODEVICES, INC

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

    WITNESS the facsimile signatures of its duly authorized officers.

Dated:                              [SEAL]


/s/ ROBERT VAN BUSKIRK                               /s/ JOHN OCAMPO
PRESIDENT AND CHIEF EXECUTIVE OFFICER                CHAIRMAN OF THE BOARD

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                          STANFORD MICRODEVICES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT  - as tenants by the entireties                                under Uniform Gifts to Minors
                                                                            Act _________________________
     JT TEN   - as joint tenants with right of                                          (State)
                survivorship and not as tenants         UNIF TRF MIN ACT - ________________ Custodian (until age ____)
                in common                                                        (Cust)
                                                                           ___________________ under Uniform Transfers
                                                                                 (Minor)
                                                                           to Minors Act _____________________________
                                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________  ________________________________________
                                        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
In presence of                          EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.
______________________________________

______________________________________


Signature(s) Guaranteed

By _______________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.